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                                                                    Exhibit 10.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

         This First Amendment to Credit Agreement is made as of this ___ day of May, 2001 by and among

         JO-ANN STORES, INC., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, as Lead Borrower for the Borrowers, being said JO-ANN STORES, INC., and

                  FCA of Ohio, Inc., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, and

                  House of Fabrics, Inc., a Delaware corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, and

                  Jo-Ann Stores Supply Chain Management, Inc., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236 each of the Lenders party to the Credit Agreement (defined below) (together with each of their successors and assigns, referred to individually as a "Lender" and collectively as the "Lenders"), and

         FLEET NATIONAL BANK, as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

         FLEET RETAIL FINANCE INC., as Administrative Agent and Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

         CONGRESS FINANCIAL CORPORATION, as Documentation Agent; and

         GMAC COMMERCIAL CREDIT, LLC, NATIONAL CITY COMMERCIAL FINANCE, INC. AND THE CIT GROUP/BUSINESS CREDIT, INC., as Co-Agents

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                               W I T N E S S E T H

         A. Reference is made to the Credit Agreement (the "Credit Agreement") dated as of April 24, 2001 by and among the Lead Borrower, the Borrowers, the Lenders, the Issuing Bank, the Agents, the Documentation Agent and the Co-Agents.

         B. The parties to the Credit Agreement desire to modify and amend certain


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provisions of the Credit Agreement, as povided herein.
         Accordingly, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         2. AMENDMENTS TO ARTICLE I OF THE CREDIT AGREEMENT. The provisions of
Article I of the Credit Agreement are hereby amended as follows:

                  (a) The definition of "Covenant Compliance Event" is hereby amended by deleting the reference to "Section 6.12" appearing therein and substituting "Section 6.11" in its stead.

                  (b) The definition of "Eligible L/C Inventory" is hereby amended by deleting subparagraph (b) thereof and substituting the following in its stead:

                           (b) the purchase of which is supported by a Commercial Letter of Credit or Banker's Acceptance having an expiry within sixty (60) days of such date of determination

                  (c) The definition of "Letter of Credit" is hereby amended to add the following sentence:

                           "Letter of Credit" shall also mean and include all Banker's Acceptances.

                  (d) The definition of "Obligations" is hereby amended to add the words, "including Banker's Acceptances" after the words "Letters of Credit" in clause (ii) thereof.

                  (e) The following new definitions are hereby added to
                  Article I:

                           "BANKERS ACCEPTANCE": A time draft on a Commercial Letter of Credit which has been accepted by the Issuing Bank.

                           "RELATED FUND": With respect to any Lender which is a fund that invests in loans, any other fund that invests in loans that is managed by the same investment advisor as the Lender or by an Affiliate of such Lender or investment advisor.

         3. AMENDMENTS TO ARTICLE II OF THE CREDIT AGREEMENT. The provisions of
Article II of the Credit Agreement are hereby amended as follows:

                  (a) By deleting the provisions of Section 2.06(c) in their entirety and substituting the following in their stead:


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                           (c) Each Commercial Letter of Credit and Banker's
                           Acceptance shall expire at or prior to the close of business on the earlier of (i) the date 210 days after the date of the issuance of such Commercial Letter of Credit and (ii) the date that is five Business Days prior to the Maturity Date.

                  (b) By deleting the provisions of Section 2.13(a)(ii) in their entirety and substituting the following in their stead:

                           (ii) Commercial Letters of Credit (including Banker's Acceptances): The Applicable Margin for Eurodollar Loans minus .50%.

                  (c) By adding the following new subsection to Section 2.13:

                           (c) The Borrowers shall also pay to the
                           Administrative Agent, for the account of the Issuing Bank, and in addition to all Letter of Credit Fees otherwise provided for hereunder, such commissions, drawing fees, and other fees and charges in connection with the issuance, negotiation, settlement, amendment and processing of each Banker's Acceptance issued by the Issuing Bank as are customarily imposed by the Issuing Bank from time to time in connection with Banker's Acceptance transactions.


         4. AMENDMENTS TO ARTICLE VI OF THE CREDIT AGREEMENT. The provisions of
Article VI of the Credit Agreement are hereby amended by deleting clause (ii) of
Section 6.06 and substituting the following in its stead:

                           (ii) the wholly owned Subsidiaries of the Lead Borrower may declare and pay dividends ratably with respect to their capital stock, and

         5. AMENDMENTS TO ARTICLE IX OF THE CREDIT AGREEMENT. The provisions of
Article IX of the Credit Agreement are hereby amended as follows:

                  (a) by deleting the provisions of Section 9.05(b)(i) and substituting the following in its stead:

                           (i) except in the case of an assignment to a Lender or an Affiliate of a Lender or to a Related Fund, each of the Lead Borrower (but only after the completion of the initial syndication and if no Default then exists), the Agents and the Issuing Bank must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed),

                  (b) by deleting the provisions of Section 9.05(b)(iv) and substituting the


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                  following in its stead:

                           (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, and, after completion of the syndication of the Loans, together with a processing and recordation fee of $3,500, provided that no such fee shall be payable in the case of an assignment to a Lender or an Affiliate of a Lender or to a Related Fund.

                  (c) by deleting the provisions of Section 9.05(g) and substituting the following in its stead:

                           (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including (i) any pledge or assignment to secure obligations to a Federal Reserve Bank, and
                           (ii) in the case of a Lender which is a fund, any pledge or assignment of all or any portion of such Lender's rights under this Agreement to any holders of obligations owed, or securities issued, by such Lender as security for such obligations or securities, or to any trustee for, or any other representative of, such holders and this Section shall not apply to any such pledge or assignment of a security interest, PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         6. CONDITIONS PRECEDENT TO EFFECTIVENESS. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

         a. This First Amendment shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent and the Lenders.

         b. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this First Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

         c. The Borrowers shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and Administrative Agent's counsel may have reasonably requested.

         7.   MISCELLANEOUS.

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         a.       This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

         b. This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

         c. Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

         d. The Borrowers shall pay on demand all costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this First Amendment.

         e. The Borrowers warrant and represent that the Borrowers have consulted with independent legal counsel of the Borrowers' selection in connection with this First Amendment and is not relying on any representations or warranties of the Agents, the Lenders or their counsel in entering into this First Amendment.

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         IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the day and year first above written.

                      JO-ANN STORES, INC.
                               as Lead Borrower and Borrower


                               by
                                  ------------------------------
                               Name:
                               Title:

                               FCA OF OHIO, INC.
                               as Borrower


                               by
                                  ------------------------------
                               Name:
                               Title:

                               HOUSE OF FABRICS, INC.
                               as Borrower


                               by
                                  ------------------------------
                               Name:
                               Title:

                               JO-ANN STORES SUPPLY CHAIN MANAGEMENT, INC.
                               as Borrower


                               by
                                  ------------------------------
                               Name:
                               Title:

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                               FLEET RETAIL FINANCE INC.,
                               as Administrative Agent, as Collateral
                               Agent, as Swingline Lender, and as Lender


                               By:
                                  ------------------------------
                               Name:
                                    ----------------------------
                               Title:
                                     ---------------------------

                      FLEET NATIONAL BANK,
                               as Issuing Bank


                               By:
                                  ------------------------------
                               Name:
                                    ----------------------------
                               Title:
                                     ---------------------------

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                      CONGRESS FINANCIAL
                      CORPORATION, as Documentation Agent
                      and Lender


                               By:
                                  ------------------------------
                               Name:
                                    ----------------------------
                               Title:
                                     ---------------------------


                      GMAC COMMERCIAL CREDIT, LLC
                               as Co-Agent and Lender


                               By:
                                  ------------------------------
                               Name:
                                    ----------------------------
                               Title:
                                     ---------------------------


                      NATIONAL CITY COMMERCIAL FINANCE, INC.
                               as Co-Agent and Lender


                               By:
                                  ------------------------------
                               Name:
                                    ----------------------------
                               Title:
                                     ---------------------------

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                      THE CIT GROUP/BUSINESS CREDIT, INC.
                               as Co-Agent and Lender


                               By:
                                  ------------------------------
                               Name:
                                    ----------------------------
                               Title:
                                     ---------------------------


                               FOOTHILL CAPITAL CORPORATION
                               as Lender


                               By:
                                  ------------------------------
                               Name:
                                    ----------------------------
                               Title:
                                     ---------------------------


                               THE PROVIDENT BANK
                               as Lender


                               By:
                                  ------------------------------
                               Name:
                                    ----------------------------
                               Title:
                                     ---------------------------